UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period:	January 1, 2015 – June 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|15

Semiannual report

Putnam VT
Global Equity Fund

Putnam
INVESTMENTS

Message from the Trustees

Dear Shareholder:

Looking back on the first half of 2015, we can highlight some transitions in the financial markets. The U.S. economy has rallied from a brief dip during the first quarter, and bond yields have risen on a sustained basis in recent months. Firmer data on employment growth, wage gains, and consumer prices underscore this progress.

The Federal Reserve is monitoring these and other indicators as it considers raising interest rates, an action it has not taken since 2006. Higher interest rates can pose a risk to fixed-income investments, while also having a less direct impact on stocks by adding to business financing costs, among other effects.

Through mid-2015, U.S. stock market averages have continued near record-high levels. Although gains have been modest this year, the U.S. market has been more placid than China’s market, in which a dizzying advance gave way to a sharp pullback in June, and European markets that were caught up in Greece’s debt crisis. Global market conditions, we believe, call for a well-crafted and flexible strategy.

With the possibility that markets could move in different directions from here, it might be a prudent time to consult your financial advisor and determine whether any adjustments or additions to your portfolio are warranted.

In the following pages, your portfolio manager provides a perspective for your consideration. Putnam’s disciplined fundamental research promotes a culture of thinking proactively about risks. We share with Putnam’s managers a deep conviction that an active, research-driven approach can play a valuable role in your portfolio.

As always, thank you for investing with Putnam. We would also like to extend our thanks to Charles Curtis, who has retired from the Board of Trustees, for his many years of dedicated service.

Performance summary (as of 6/30/15)

Investment objective
Capital appreciation

Net asset value June 30, 2015

Class IA: $16.41		Class IB: $16.29

Total return at net asset value

(as of 6/30/15)*	Class IA shares†	Class IB shares‡	MSCI World Index (ND)

6 months	4.84%	4.72%	2.63%

1 year	1.13	0.87	1.43

5 years	101.98	99.46	85.02
Annualized	15.10	14.81	13.10

10 years	86.82	82.07	85.57
Annualized	6.45	6.18	6.38

Life	395.33	370.34	414.94
Annualized	6.57	6.35	6.75

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Recent performance may have benefited from one or more legal settlements.

† Class inception date: May 1, 1990.

‡ Class inception date: April 30, 1998.

The MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

Putnam VT Global Equity Fund 1

Report from your fund’s manager

How did currency and oil price fluctuations affect global markets during the six-month reporting period, and how did Putnam VT Global Equity Fund fare?

Unlike the end of 2014 and the first quarter of 2015, the second quarter saw stabilization — and some retracement — across foreign exchange markets and in the price of oil. The euro and the yen had dropped in value against the dollar in prior quarters, but then more recently moved in relatively tight ranges. Oil rebounded nearly 50% off its late-winter lows, but seemed to meet resistance at $60 per barrel, still almost 50% below its prior year highs. From our perspective, these seeming equilibriums helped some market participants to refocus on more durable questions, such as the health of corporate earnings in the first quarter — which we found to be relatively strong.

Against this backdrop, the fund outperformed its benchmark, the MSCI World Index [ND], for the six months ended June 30, 2015. While some technology positions, in particular, did not live up to our expectations, stock selection in a range of other sectors, including consumer staples, consumer discretionary, financials, and telecommunications services, led the fund to outperform the benchmark.

With the yen stabilizing, did Japanese markets continue to perform well due to currency weakness and government-driven business reforms?

As I’ve discussed in recent quarters, Japanese markets have made gains because of the yen’s relative weakness but also because of the momentum behind the prospects for improved corporate governance, spurred by government- and investor-led pressure. Company boards have continued to seek ways of increasing the return on equity for shareholders, and many companies have explored actions like share buybacks, and acquisitions and divestitures.

Stocks generally performed well in Europe, despite the debt crisis in Greece. How did you regard the risk of a Greek meltdown during the period?

News headlines made much of the ongoing negotiations between Greece and its creditors in the second calendar quarter, but we think this may have been a distraction from more pressing issues. Part of the problem is the market’s habit of looking at each crisis through the lens of the financial crisis of 2008. By itself, we believe Greece today poses little systemic risk to Europe or the global economy.

Are you concerned that the economic slowdown in China may have repercussions in other markets?

Three out of four of the BRICs (Brazil, Russia, China, India), a group of countries deemed to be in similar stages of growth, are experiencing severe economic pressures with the exception of India. China’s slowdown and market bubbles — in real estate, in the frothy Chinese stock market, and in its shadow banking system — have the power to create a vortex of problems throughout Asian emerging markets, in our view.

What is your outlook for global equity markets? Do you think the tailwinds are strong enough to drive a continued advance?

We are optimistic about the prospects for global stocks in the second half of 2015. If second- and third-quarter earnings are reasonable, for example, markets would likely take that as a positive cue for the balance of the year, in our view. We believe merger and acquisition [M&A] activity may also continue to be a strong driver for stocks. In our view, company boards are feeling the competitive pressure to participate in M&A, which is broadly positive for earnings growth.

We also continue to believe that stocks are priced extremely cheaply relative to bonds — with bonds exhibiting overvaluation by a wide margin. If one were to assume the historical average relationship between market price-to-earnings ratios [P/Es] and the 10-year Treasury yield, today’s low yield implies an equity market P/E of more than 40x. While this level of P/E would be extreme and unlikely in our view, we think it is much less of a stretch to think that the market’s P/E can continue to expand from the high teens into the low 20x’s, especially in a scenario with a benign economic and political backdrop.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Shep Perkins, CFA, is Co-Head of International Equities at Putnam. He joined Putnam in 2011 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Global Equity Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2015, to June 30, 2015. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/14*	0.86%	1.11%

Annualized expense ratio for the six-month period
ended 6/30/15	0.85%	1.10%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

Expense per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/15		for the 6 months ended 6/30/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.32	$5.58	$4.26	$5.51

Ending value
(after expenses)	$1,048.40	$1,047.20	$1,020.58	$1,019.34

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended June 30, 2015. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Global Equity Fund 3

The fund’s portfolio 6/30/15 (Unaudited)

COMMON STOCKS (97.8%)*	Shares	Value

Aerospace and defense (1.6%)
Bombardier, Inc. Class B (Canada)	392,573	$707,197

L-3 Communications Holdings, Inc.	8,300	941,054

Northrop Grumman Corp.	9,700	1,538,711

		3,186,962
Airlines (2.4%)
Aer Lingus Group PLC (Ireland)	374,850	1,007,142

American Airlines Group, Inc.	32,900	1,313,862

International Consolidated Airlines Group SA
(Spain) †	115,603	898,579

Spirit Airlines, Inc. †	22,700	1,409,670

		4,629,253
Automobiles (1.2%)
Yamaha Motor Co., Ltd. (Japan)	109,100	2,386,409

		2,386,409
Banks (4.6%)
Bank of America Corp.	55,560	945,631

Bank of Ireland (Ireland) †	6,785,764	2,738,568

ING Groep NV GDR (Netherlands)	71,556	1,181,456

Metro Bank PLC (acquired 1/15/14,
cost $662,427) (Private) (United Kingdom) † ΔΔ F	31,120	737,738

Natixis SA (France)	212,306	1,527,829

Permanent TSB Group Holdings PLC (Ireland) †	358,711	1,876,372

		9,007,594
Beverages (1.1%)
Anheuser-Busch InBev NV ADR (Belgium) S	9,900	1,194,633

Britvic PLC (United Kingdom)	86,881	979,472

		2,174,105
Biotechnology (2.6%)
AMAG Pharmaceuticals, Inc. † S	14,400	994,464

Biogen, Inc. †	4,500	1,817,730

Celgene Corp. †	9,800	1,134,203

PTC Therapeutics, Inc. † S	21,200	1,020,356

		4,966,753
Building products (2.4%)
Assa Abloy AB Class B (Sweden)	122,006	2,297,404

Fortune Brands Home & Security, Inc.	30,315	1,389,033

LIXIL Group Corp. (Japan)	44,800	889,521

		4,575,958
Capital markets (2.9%)
Charles Schwab Corp. (The)	39,100	1,276,615

E*Trade Financial Corp. †	78,993	2,365,840

Morgan Stanley	49,310	1,912,735

		5,555,190
Chemicals (3.3%)
Akzo Nobel NV (Netherlands)	11,312	823,132

Axiall Corp.	26,233	945,700

Huntsman Corp.	45,222	998,050

Monsanto Co.	16,786	1,789,220

Sherwin-Williams Co. (The)	3,500	962,570

Symrise AG (Germany)	15,019	932,134

		6,450,806
Commercial services and supplies (1.0%)
Kaba Holding AG Class B (Switzerland)	1,725	1,026,753

Regus PLC (United Kingdom)	223,832	918,630

		1,945,383
Containers and packaging (0.9%)
Sealed Air Corp.	34,800	1,788,024

		1,788,024
Diversified consumer services (0.5%)
Service Corporation International	31,400	924,102

		924,102

COMMON STOCKS (97.8%)* cont.	Shares	Value

Diversified financial services (1.9%)
Challenger, Ltd. (Australia)	496,526	$2,574,397

Eurazeo SA (France) S	18,244	1,207,138

		3,781,535
Diversified telecommunication services (2.3%)
Com Hem Holding AB (Sweden) S	122,297	1,133,739

Frontier Communications Corp.	188,145	931,318

Koninklijke KPN NV (Netherlands)	342,508	1,309,728

Telecom Italia SpA RSP (Italy)	1,040,662	1,062,146

		4,436,931
Electric utilities (1.1%)
Exelon Corp.	65,006	2,042,489

		2,042,489
Electronic equipment, instruments, and components (0.8%)
Murata Manufacturing Co., Ltd. (Japan)	8,700	1,518,421

		1,518,421
Energy equipment and services (1.1%)
Ezion Holdings, Ltd. (Singapore) S	1,327,600	1,010,350

Halliburton Co.	27,400	1,180,118

		2,190,468
Food products (4.0%)
Associated British Foods PLC (United Kingdom)	27,030	1,219,339

JM Smucker Co. (The)	16,800	1,821,288

Kerry Group PLC Class A (Ireland)	13,603	1,008,341

Kraft Foods Group, Inc.	10,400	885,456

Nestle SA (Switzerland)	17,319	1,250,369

Pinnacle Foods, Inc.	34,000	1,548,360

		7,733,153
Health-care equipment and supplies (0.5%)
Cooper Cos., Inc. (The)	5,800	1,032,226

Teladoc, Inc. †	383	7,277

		1,039,503
Health-care providers and services (2.1%)
Capital Senior Living Corp. †	45,802	1,122,149

Cardinal Health, Inc.	15,900	1,330,035

Universal Health Services, Inc. Class B	11,400	1,619,940

		4,072,124
Hotels, restaurants, and leisure (3.4%)
Accor SA (France)	14,513	732,460

Compass Group PLC (United Kingdom)	56,036	927,130

Dalata Hotel Group PLC (Ireland) †	196,556	788,869

Hilton Worldwide Holdings, Inc. †	36,541	1,006,705

NH Hotel Group SA (Spain) †	191,075	1,097,052

Thomas Cook Group PLC (United Kingdom) †	924,769	1,987,763

		6,539,979
Household durables (2.4%)
Coway Co., Ltd. (South Korea)	12,075	989,426

PulteGroup, Inc.	86,575	1,744,486

Standard Pacific Corp. †	96,842	862,862

Techtronic Industries Co., Ltd. (Hong Kong)	335,000	1,097,716

		4,694,490
Independent power and renewable electricity producers (1.8%)
Calpine Corp. †	127,669	2,296,765

NRG Energy, Inc.	56,101	1,283,591

		3,580,356
Insurance (6.8%)
Admiral Group PLC (United Kingdom)	50,198	1,093,977

American International Group, Inc.	52,213	3,227,808

Assured Guaranty, Ltd.	71,700	1,720,083

Genworth Financial, Inc. Class A †	176,100	1,333,077

Hartford Financial Services Group, Inc. (The)	78,322	3,255,846

Prudential PLC (United Kingdom)	63,256	1,523,167

St James’s Place PLC (United Kingdom)	68,165	970,365

		13,124,323

4 Putnam VT Global Equity Fund

COMMON STOCKS (97.8%)* cont.	Shares	Value

Internet and catalog retail (1.3%)
Amazon.com, Inc. †	3,500	$1,519,315

FabFurnish GmbH (acquired 8/2/13,
cost $4) (Private) (Brazil) † ΔΔ F	3	3

Global Fashion Holding SA (acquired 8/2/13,
cost $219,415) (Private) (Brazil) † ΔΔ F	5,179	134,578

New Bigfoot Other Assets GmbH (acquired 8/2/13,
cost $4) (Private) (Brazil) † ΔΔ F	3	3

New Middle East Other Assets GmbH (acquired
8/2/13, cost $1) (Private) (Brazil) † ΔΔ F	1	1

Zalando SE (Germany) †	28,615	955,607

		2,609,507
Internet software and services (2.6%)
Facebook, Inc. Class A †	14,800	1,269,322

Google, Inc. Class C †	4,611	2,400,072

Yahoo!, Inc. †	33,700	1,324,073

		4,993,467
IT Services (1.6%)
Computer Sciences Corp.	16,000	1,050,240

Visa, Inc. Class A	31,876	2,140,473

		3,190,713
Leisure products (0.6%)
Brunswick Corp.	22,400	1,139,264

		1,139,264
Media (4.9%)
Atresmedia Corporacion de Medios de Comunicacion
SA (Spain)	100,734	1,561,015

Charter Communications, Inc. Class A † S	7,400	1,267,250

DISH Network Corp. Class A †	16,700	1,130,757

Global Mediacom Tbk PT (Indonesia)	7,061,800	619,712

Liberty Global PLC Ser. A (United Kingdom) †	25,261	1,365,862

Live Nation Entertainment, Inc. †	31,700	871,433

Mediaset SpA (Italy)	254,880	1,225,267

Numericable-SFR (France) †	28,395	1,505,092

		9,546,388
Multi-utilities (0.7%)
Veolia Environnement SA (France)	65,671	1,339,071

		1,339,071
Oil, gas, and consumable fuels (4.0%)
Anadarko Petroleum Corp.	22,000	1,717,320

BG Group PLC (United Kingdom)	78,240	1,302,492

Cabot Oil & Gas Corp.	35,685	1,125,505

Exxon Mobil Corp.	23,000	1,913,600

Genel Energy PLC (United Kingdom) †	100,775	802,798

MarkWest Energy Partners LP	14,901	840,118

		7,701,833
Paper and forest products (0.4%)
Boise Cascade Co. †	18,790	689,217

		689,217
Personal products (1.0%)
Coty, Inc. Class A †	62,400	1,994,928

		1,994,928
Pharmaceuticals (8.1%)
Astellas Pharma, Inc. (Japan)	154,800	2,207,815

AstraZeneca PLC (United Kingdom)	30,086	1,899,887

Bristol-Myers Squibb Co.	18,500	1,230,990

Impax Laboratories, Inc. †	26,000	1,193,920

Jazz Pharmaceuticals PLC †	6,800	1,197,276

Mylan NV †	18,500	1,255,410

Novartis AG (Switzerland)	28,444	2,803,481

Sanofi (France)	13,760	1,353,631

Shionogi & Co., Ltd. (Japan)	37,000	1,434,530

Valeant Pharmaceuticals International, Inc. † S	4,400	977,460

		15,554,400

COMMON STOCKS (97.8%)* cont.	Shares	Value

Real estate investment trusts (REITs) (1.3%)
Altisource Residential Corp. S	32,273	$543,800

Hibernia REIT PLC (Ireland)	1,356,232	1,905,113

		2,448,913
Real estate management and development (2.6%)
Howard Hughes Corp. (The) †	7,600	1,090,904

Kennedy-Wilson Holdings, Inc.	55,752	1,370,942

RE/MAX Holdings, Inc. Class A	40,350	1,432,829

Sumitomo Realty & Development Co., Ltd. (Japan)	34,000	1,192,785

		5,087,460
Road and rail (0.7%)
Union Pacific Corp.	13,300	1,268,421

		1,268,421
Semiconductors and semiconductor equipment (3.5%)
Canadian Solar, Inc. (Canada) †	37,800	1,081,080

Lam Research Corp.	13,900	1,130,765

Micron Technology, Inc. †	76,798	1,446,874

SK Hynix, Inc. (South Korea)	25,581	970,081

Sumco Corp. (Japan)	94,100	1,178,701

SunEdison, Inc. † S	35,500	1,061,805

		6,869,306
Software (1.6%)
Activision Blizzard, Inc.	35,555	860,787

Nintendo Co., Ltd. (Japan)	7,600	1,271,169

TiVo, Inc. †	93,109	944,125

		3,076,081
Specialty retail (2.4%)
Advance Auto Parts, Inc.	8,000	1,274,320

Home Depot, Inc. (The)	12,365	1,374,122

Lowe’s Cos., Inc.	19,054	1,276,046

Tile Shop Holdings, Inc. †	55,911	793,377

		4,717,865
Technology hardware, storage, and peripherals (0.5%)
Samsung Electronics Co., Ltd. (South Korea)	927	1,053,777

		1,053,777
Textiles, apparel, and luxury goods (0.6%)
Luxottica Group SpA (Italy)	18,065	1,201,337

		1,201,337
Thrifts and mortgage finance (0.9%)
Dewan Housing Finance Corp., Ltd. (India)	117,375	775,895

Radian Group, Inc. S	56,079	1,052,042

		1,827,937
Tobacco (3.2%)
Imperial Tobacco Group PLC (United Kingdom)	34,071	1,641,885

Japan Tobacco, Inc. (Japan)	96,700	3,445,360

Philip Morris International, Inc.	14,200	1,138,414

		6,225,659
Transportation infrastructure (0.8%)
Aena SA (Spain) †	14,175	1,481,373

		1,481,373
Wireless telecommunication services (1.8%)
Bharti Infratel, Ltd. (India)	208,343	1,462,458

Vodafone Group PLC ADR (United Kingdom)	57,100	2,081,295

		3,543,753

Total common stocks (cost $174,235,277)		$189,904,981

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd.
(acquired 2/18/15, cost $801,843) (Private) †ΔΔ F	23,711	$710,994

Total convertible preferred stocks (cost $801,843)		$710,994

Putnam VT Global Equity Fund 5

SHORT-TERM INVESTMENTS (6.3%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.24% d	Shares	8,875,547	$8,875,547

Putnam Short Term Investment Fund 0.10% L	Shares	3,024,362	3,024,362

SSgA Prime Money Market Fund Class N 0.04% P	Shares	100,000	100,000

U.S. Treasury Bills 0.02%, August 20, 2015 Δ		$150,000	149,997

U.S. Treasury Bills less than 0.01%,
November 5, 2015		60,000	59,996

Total short-term investments (cost $12,209,906)			$12,209,902

Total investments (cost $187,247,026)			$202,825,877

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

bp	Basis Points

GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

OTC	Over-the-counter

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through June 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $194,191,546.

† This security is non-income-producing.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,583,317, or 0.8% of net assets.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $238,191 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	54.6%	Australia	1.3%

United Kingdom	10.0	India	1.2

Japan	8.0	Germany	1.0

Ireland	4.8	Canada	0.9

France	4.0	Belgium	0.6

Switzerland	2.6	Hong Kong	0.6

Spain	2.6	Singapore	0.5

Italy	1.8	Indonesia	0.3

Sweden	1.8	Brazil	0.1

Netherlands	1.7	Total	100.0%

South Korea	1.6

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 6/30/15 (aggregate face value $57,541,495) (Unaudited)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Japanese Yen	Buy	8/19/15	$1,067,380	$1,058,506	$8,874

Barclays Bank PLC

	Euro	Sell	9/16/15	472,528	464,639	(7,889)

	Hong Kong Dollar	Buy	8/19/15	1,270,260	1,270,490	(230)

	Japanese Yen	Sell	8/19/15	613,357	626,365	13,008

	Singapore Dollar	Sell	8/19/15	530,336	537,897	7,561

	Swiss Franc	Buy	9/16/15	2,400,992	2,376,730	24,262

Citibank, N.A.

	Australian Dollar	Buy	7/15/15	1,123,873	1,105,610	18,263

	Danish Krone	Buy	9/16/15	1,097,438	1,096,715	723

	Japanese Yen	Sell	8/19/15	437,421	446,680	9,259

Credit Suisse International

	Australian Dollar	Buy	7/15/15	664,517	653,753	10,764

	British Pound	Sell	9/16/15	2,201,532	2,136,979	(64,553)

	Canadian Dollar	Buy	7/15/15	3,276,939	3,264,840	12,099

	Norwegian Krone	Buy	9/16/15	1,825,505	1,838,641	(13,136)

	Swiss Franc	Buy	9/16/15	52,886	52,345	541

6 Putnam VT Global Equity Fund

FORWARD CURRENCY CONTRACTS at 6/30/15 (aggregate face value $57,541,495) (Unaudited) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG

	Australian Dollar	Sell	7/15/15	$1,955,387	$1,924,379	$(31,008)

	British Pound	Buy	9/16/15	259,429	251,880	7,549

	Euro	Buy	9/16/15	467,841	476,772	(8,931)

HSBC Bank USA, National Association

	Australian Dollar	Sell	7/15/15	1,726,711	1,697,460	(29,251)

	British Pound	Buy	9/16/15	2,411,965	2,340,850	71,115

	Canadian Dollar	Sell	7/15/15	478,861	511,068	32,207

	Euro	Sell	9/16/15	4,780,862	4,700,914	(79,948)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	7/15/15	4,278,921	4,209,677	69,244

	Euro	Sell	9/16/15	1,241,921	1,224,025	(17,896)

	Japanese Yen	Sell	8/19/15	343,060	350,343	7,283

	Norwegian Krone	Sell	9/16/15	1,354,169	1,360,851	6,682

	Singapore Dollar	Buy	8/19/15	247,733	251,206	(3,473)

	Swedish Krona	Sell	9/16/15	1,311,454	1,287,463	(23,991)

	Swiss Franc	Sell	9/16/15	2,076,705	2,055,425	(21,280)

State Street Bank and Trust Co.

	Australian Dollar	Buy	7/15/15	505,230	496,632	8,598

	Canadian Dollar	Buy	7/15/15	1,361,255	1,342,473	18,782

	Euro	Sell	9/16/15	2,933,046	2,868,222	(64,824)

	Israeli Shekel	Buy	7/15/15	497,402	474,999	22,403

	Japanese Yen	Buy	8/19/15	2,287,569	2,335,201	(47,632)

	Swiss Franc	Sell	9/16/15	1,843,171	1,824,499	(18,672)

UBS AG

	British Pound	Sell	9/16/15	1,462,977	1,446,422	(16,555)

	Swiss Franc	Buy	9/16/15	3,416,227	3,382,116	34,111

WestPac Banking Corp.

	British Pound	Sell	9/16/15	3,111,104	3,020,306	(90,798)

	Canadian Dollar	Buy	7/15/15	652,730	643,933	8,797

	Euro	Buy	9/16/15	136,379	134,189	2,190

Total						$(145,752)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/15 (Unaudited)
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
baskets	8,322	$—	7/16/15	(3 month USD-LIBOR-BBA plus	A basket (JPCMPTMD) of	$88,954
				30 bp)	common stocks

Total		$—				$88,954

Putnam VT Global Equity Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$33,624,756	$—	$134,585

Consumer staples	18,127,845	—	—

Energy	9,892,301	—	—

Financials	40,095,214	—	737,738

Health care	25,632,780	—	—

Industrials	17,087,350	—	—

Information technology	20,701,765	—	—

Materials	8,928,047	—	—

Telecommunication services	7,980,684	—	—

Utilities	6,961,916	—	—

Total common stocks	189,032,658	—	872,323

Convertible preferred stocks	—	—	710,994

Short-term investments	3,124,362	9,085,540	—

Totals by level	$192,157,020	$9,085,540	$1,583,317

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(145,752)	$—

Total return swap contracts	—	88,954	—

Totals by level	$—	$(56,798)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Global Equity Fund

Statement of assets and liabilities
6/30/15 (Unaudited)

Assets

Investment in securities, at value, including $8,699,764 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $175,347,117)	$190,925,968

Affiliated issuers (identified cost $11,899,909) (Notes 1 and 5)	11,899,909

Foreign currency (cost $25,012) (Note 1)	24,652

Dividends, interest and other receivables	456,022

Foreign tax reclaim	47,556

Receivable for shares of the fund sold	1,032

Receivable for investments sold	1,232,036

Unrealized appreciation on forward currency contracts (Note 1)	394,315

Unrealized appreciation on OTC swap contracts (Note 1)	88,954

Total assets	205,070,444

Liabilities

Payable to custodian	61,005

Payable for investments purchased	680,166

Payable for shares of the fund repurchased	148,272

Payable for compensation of Manager (Note 2)	112,497

Payable for custodian fees (Note 2)	12,865

Payable for investor servicing fees (Note 2)	20,346

Payable for Trustee compensation and expenses (Note 2)	199,265

Payable for administrative services (Note 2)	616

Payable for distribution fees (Note 2)	4,457

Unrealized depreciation on forward currency contracts (Note 1)	540,067

Collateral on securities loaned, at value (Note 1)	8,875,547

Collateral on certain derivative contracts, at value (Note 1)	100,000

Other accrued expenses	123,795

Total liabilities	10,878,898

Net assets	$194,191,546

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$225,410,523

Undistributed net investment income (Note 1)	661,013

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(47,457,117)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	15,577,127

Total — Representing net assets applicable to capital shares outstanding	$194,191,546

Computation of net asset value Class IA

Net assets	$173,040,676

Number of shares outstanding	10,547,571

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$16.41

Computation of net asset value Class IB

Net assets	$21,150,870

Number of shares outstanding	1,298,779

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$16.29

The accompanying notes are an integral part of these financial statements.
Putnam VT Global Equity Fund 9

Statement of operations
Six months ended 6/30/15 (Unaudited)

Investment income

Dividends (net of foreign tax of $99,669)	$1,678,426

Interest (including interest income of $930 from investments in affiliated issuers) (Note 5)	1,039

Securities lending (Note 1)	34,547

Total investment income	1,714,012

Expenses

Compensation of Manager (Note 2)	683,984

Investor servicing fees (Note 2)	70,280

Custodian fees (Note 2)	16,331

Trustee compensation and expenses (Note 2)	6,004

Distribution fees (Note 2)	27,171

Administrative services (Note 2)	2,014

Other	69,074

Total expenses	874,858
Expense reduction (Note 2)	(8,676)

Net expenses	866,182

Net investment income	847,830
Net realized gain on investments (net of foreign tax of $1,042) (Notes 1 and 3)	8,771,583

Net realized gain on swap contracts (Note 1)	101,111

Net realized gain on futures contracts (Note 1)	6,801

Net realized gain on foreign currency transactions (Note 1)	469,511

Net realized loss on written options (Notes 1 and 3)	(510)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	57,726

Net unrealized depreciation of investments (net of foreign tax of $55,922) and swap contracts during the period	(787,157)

Net gain on investments	8,619,065

Net increase in net assets resulting from operations	$9,466,895

Statement of changes in net assets

	Six months ended	Year ended
	6/30/15*	12/31/14
Decrease in net assets Operations:
Net investment income	$847,830	$2,549,148
Net realized gain on investments and foreign currency transactions	9,348,496	23,918,250
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(729,431)	(22,504,837)
Net increase in net assets resulting from operations	9,466,895	3,962,561
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(2,126,834)	(1,188,503)
Class IB	(203,147)	(91,184)
Decrease from capital share transactions (Note 4)	(10,913,074)	(31,426,622)

Total decrease in net assets	(3,776,160)	(28,743,748)

Net assets:

End of period (including undistributed net investment income of $661,013 and $2,143,164, respectively)	$194,191,546	$197,967,706

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Global Equity Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/15†	$15.84	.07	.70	.77	(.20)	(.20)	—	$16.41	4.84*	$173,041	.42*	.44*	32*

12/31/14	15.66	.19	.09	.28	(.10)	(.10)	—	15.84	1.77	176,202.89		1.22	76

12/31/13	12.05	.11	3.73	3.84	(.23)	(.23)	—	15.66	32.27	201,524.91		.78	105

12/31/12	10.18	.12	1.96	2.08	(.21)	(.21)	—	12.05	20.55	176,054.92		1.04	125

12/31/11	10.91	.16	(.65)	(.49)	(.24)	(.24)	—[e,f]	10.18	(4.78)	170,081.92		1.48	87

12/31/10	10.13	.16	.86	1.02	(.24)	(.24)	—	10.91	10.22	204,983	.91 [g]	1.61	123

Class IB

6/30/15†	$15.70	.05	.69	.74	(.15)	(.15)	—	$16.29	4.72*	$21,151	.55*	.31*	32*

12/31/14	15.53	.15	.08	.23	(.06)	(.06)	—	15.70	1.47	21,766	1.14	.97	76

12/31/13	11.95	.07	3.71	3.78	(.20)	(.20)	—	15.53	31.98	25,187	1.16	.53	105

12/31/12	10.10	.09	1.94	2.03	(.18)	(.18)	—	11.95	20.18	22,358	1.17	.79	125

12/31/11	10.82	.14	(.65)	(.51)	(.21)	(.21)	—[e,f]	10.10	(4.95)	22,293	1.17	1.24	87

12/31/10	10.06	.13	.85	.98	(.22)	(.22)	—	10.82	9.84	28,915	1.16 [g]	1.37	123

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Amount represents less than $0.01 per share.

g Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets for the period ended December 31, 2010.

The accompanying notes are an integral part of these financial statements.
Putnam VT Global Equity Fund 11

Notes to financial statements 6/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through June 30, 2015.

Putnam VT Global Equity Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

12 Putnam VT Global Equity Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $17,020 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $253,708 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $110,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The

Putnam VT Global Equity Fund 13

fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $8,875,547 and the value of securities loaned amounted to $8,699,764.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2014, the fund had a capital loss carryover of $56,602,179 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$13,499,144	N/A	$13,499,144	12/31/16

43,103,035	N/A	43,103,035	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $187,450,461, resulting in gross unrealized appreciation and depreciation of $26,483,298 and $11,107,882, respectively, or net unrealized appreciation of $15,375,416.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 45.1% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

14 Putnam VT Global Equity Fund

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$62,607
Class IB	7,673

Total	$70,280

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $8,676 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $116, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$27,171

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$61,473,487	$70,225,021

U.S. government securities (Long-term)	—	—

Total	$61,473,487	$72,225,021

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	51,032	8,675

Options exercised	—	—

Options expired	—	—

Options closed	(51,032)	(8,675)

Written options outstanding at the
end of the reporting period	$—	$—

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/15		Year ended 12/31/14		Six months ended 6/30/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	20,655	$344,553	57,906	$923,681	8,992	$144,849	17,622	$276,385

Shares issued in connection with
reinvestment of distributions	128,277	2,126,834	75,556	1,188,503	12,342	203,147	5,838	91,184

	148,932	2,471,387	133,462	2,112,184	21,334	347,996	23,460	367,569

Shares repurchased	(724,130)	(11,964,535)	(1,877,245)	(29,816,275)	(108,632)	(1,767,922)	(259,445)	(4,090,100)

Net decrease	(575,198)	$(9,493,148)	(1,743,783)	$(27,704,091)	(87,298)	$(1,419,926)	(235,985)	$(3,722,531)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$4,546,302	$30,252,823	$31,774,763	$930	$3,024,362

Total	$4,546,302	$30,252,823	$31,774,763	$930	$3,024,362

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Putnam VT Global Equity Fund 15

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*

Written equity option contracts (contract amount) (Note 3)	$—*

Futures contracts (number of contracts)	—*

Forward currency contracts (contract amount)	$63,800,000

OTC total return swap contracts (notional)	$840,000

*For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$394,315	Payables	$540,067

Equity contracts	Receivables	88,954	Payables	—

Total		$483,269		$540,067

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$481,990	$—	$481,990

Equity contracts	(25,211)	6,801	—	101,111	$82,701

Total	$(25,211)	$6,801	$481,990	$101,111	$564,691

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Swaps	Total

Foreign exchange contracts	$(55,530)	$—	$(55,530)

Equity contracts	—	46,705	$46,705

Total	$(55,530)	$46,705	$(8,825)

16 Putnam VT Global Equity Fund

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Putnam VT Global Equity Fund 17

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$88,954	$—	$—	$—	$88,954

Forward currency contracts#	8,874	44,831	28,245	23,404	7,549	103,322	83,209	49,783	34,111	10,987	394,315

Total Assets	$8,874	$44,831	$28,245	$23,404	$7,549	$103,322	$172,163	$49,783	$34,111	$10,987	$483,269

Liabilities:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Forward currency contracts#	—	8,119	—	77,689	39,939	109,199	66,640	131,128	16,555	90,798	540,067

Total Liabilities	$—	$8,119	$—	$77,689	$39,939	$109,199	$66,640	$131,128	$16,555	$90,798	$540,067

Total Financial and Derivative
Net Assets	$8,874	$36,712	$28,245	$(54,285)	$(32,390)	$(5,877)	$105,523	$(81,345)	$17,556	$(79,811)	$(56,798)

Total collateral received (pledged)† ##	$—	$—	$—	$—	$(32,390)	$—	$100,000	$—	$17,020	$—

Net amount	$8,874	$36,712	$28,245	$(54,285)	$—	$(5,877)	$5,523	$(81,345)	$536	$(79,811)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

18 Putnam VT Global Equity Fund	Putnam VT Global Equity Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the manage ment of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advi sory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reason ably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Invest ment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s indepen dent staff and independent legal counsel met with representatives Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee consid ered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to eval uate PIL or PAC as separate entities, and all subsequent references Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.) The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation

20 Putnam VT Global Equity Fund

applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Global Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

Putnam VT Global Equity Fund 21

One-year period	Three-year period	Five-year period

4th	1st	1st

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 27, 19 and 18 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2014 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in significant part to the fact that the fund’s portfolio was positioned to take advantage of flat or rising interest rates at a time when interest rates declined, as well as the fund’s emphasis on growth companies (those whose earnings Putnam Management expected to grow at an above-average rate relative to the market) at a time when the global equities markets, particularly in Europe and Japan, generally declined.

The Trustees also observed that, although the fund had not performed well in 2014, the fund ranked in the top quartile for each of the three-year and five-year periods ended December 31, 2014 and that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Putnam VT Global Equity Fund

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Putnam VT Global Equity Fund 23

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24 Putnam VT Global Equity Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Investment Sub-Advisor	Legal Counsel	Robert E. Patterson
The Putnam Advisory Company, LLC	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
W. Thomas Stephens
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Global Equity Fund 25

This report has been prepared for the shareholders	H506
of Putnam VT Global Equity Fund.	VTSA006 295628 8/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2015